EXHIBIT 10.38

Contract No.: SMX-JSZH-2019-030

Agreement for Offsetting Mutual Debt among Cooperated Projects

(Qingshuihe 10 MW Project)

Party A: Changzhou Almaden Co.,Ltd.

Party B: Solarmax Technology (Jiangsu) Co., Ltd.

Party C: Zhongzhao Technology Development (Shanghai) Ltd.

Upon friendly negotiation, Party A, Party B and Party C have made the following agreement in respect of offsetting mutual debt between the project under “Supplemental Agreement to EPC Contract for Xingyi Qingshuihe 70MW PV Power Generation Project in Guizhou” (Agreement No.: SMX-JSZH-2018-014, SMX-JSZH-2018-021; hereinafter referred to as "Supplemental Agreement") and the project of Ningxia MCC Meili Cloud (50MWp) PV Power Plant (module contract No.: CZYMDZZYL18071; hereinafter referred to as “Ningxia Project”):

1.	The three parties have unanimously agreed to offset the second progress payment of RMB 8.55 million in the contract amount under the “Supplemental Agreement” payable by Party A to Party B (After the contractor completes the purchase of the main equipment (steel components, wire rope, etc.), the employer shall pay to the contractor 25% of the total price of the Agreement (excluding the modules)) against the equal amount of the module payment under the Ningxia Project payable by Party C to Party A in a lump sum. Party B shall issue to Party A an invoice of the same amount according to the provisions of the “Supplemental Agreement”, and Party A shall issue to Party C a VAT invoice of the same amount (tax rate: 16%) for Ningxia Project.

2.	This Agreement only pertains to the offsetting of relevant debts under the cooperated project. Other matters of the cooperated project shall still be performed in accordance with the relevant contracts signed by the parties.

3.	This agreement shall be made in six copies, with each party holding two copies, and shall take effect upon signature of the three parties.

The content hereinafter contains no main text

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Contract No.: SMX-JSZH-2019-030

Signature page:

Party A: Changzhou Almaden Co.,Ltd. (seal)

Signing representative:

Date of signing: June , 2019

Party B: Solarmax Technology (Jiangsu) Co., Ltd. (seal)

Signing representative:

Seal of Xu Aojun

Special seal for contract of Solarmax Technology (Jiangsu) Co., Ltd.

Date of signing: June , 2019

 Party C: Zhongzhao Technology Development (Shanghai) Ltd. (seal)

Signing representative:

Rui Yun

Special seal for contract of Zhongzhao Technology Development (Shanghai) Ltd.

Date of signing: June , 2019

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